UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2012 is attached below.

Energy Development Company

]

KED Semi-Annual Report

May 31, 2012

Help Your Investment Grow With Kayne Anderson’s Dividend Reinvestment Plan

Many of our shareholders are already enrolled in our Dividend Reinvestment Plan (the “DRIP Plan”), but we would like to make sure that all shareholders are aware of this opportunity.

Q&A

What is the dividend reinvestment plan?

The DRIP Plan offers you a quick and simple way to reinvest your distributions into additional shares of Kayne Anderson Energy Development Company (“KED”). Participation would help you increase your investment in KED over time at below market prices.

How do participating shareholders benefit?

—	The DRIP Plan enables you to automatically reinvest distributions received from KED.

—	Participants in the DRIP Plan will receive newly-issued shares at a share price equal to 95% of the closing price of the fund’s common stock one day prior to the distribution payment date.

—	As a result of participating in the DRIP Plan, participants will receive a distribution that is effectively 5% higher (as outlined in the example below).

Example: Let’s say that you own 100 shares of KED and that the fund will pay a distribution of $0.50 per share on July 20th. You would thus receive $50 in cash distributions. On July 19th (the day before the payable date), the closing price for KED’s common stock is $26.32 per share. The DRIP price is 95% of this amount, or $25.00 per share. Under the DRIP Plan, you would receive 2.0 shares of KED’s common stock in lieu of a $50 cash distribution (which is calculated as $50 in distributions divided by the $25.00 per share DRIP price). Using KED’s market price ($26.32 per share) on that date, your effective distribution is $52.64, which is 5% higher than what you would receive in cash.

Why is the Plan more advantageous than my broker’s dividend reinvestment plan?

Some brokerage firms may offer to reinvest your distributions in additional shares of KED. However, the brokerage firms will receive the cash distributions from us and then immediately purchase shares in the open market at 100% of the market price, thus missing out on the 5% discount to the market price.

Example: Continuing with the example above, assume the share price on July 20th (the payment date for the distribution) is also $26.32. With the broker’s reinvestment plan you would receive only 1.9 shares of KED’s common stock (which is calculated as $50 in cash distributions received divided by the $26.32 share price). With the DRIP Plan, you would have received 2.0 shares or $2.64 more.

Can I purchase shares outright through the DRIP Plan?

The Plan applies only to the reinvestment of distributions on shares you already own. The DRIP Plan may not be used to make a new investment in the fund.

How to enroll

1.	If you hold your shares through a broker (as most people do):

a.	Call or write your broker to say that you want to switch immediately to KED’s DRIP Plan for your shares. If you have problems getting your broker to switch, please call our Investor Relations department toll-free at 1-877-657-3863.

b.	If your broker does not participate in KED’s DRIP Plan, you may find it advantageous to transfer your shares directly to KED’s transfer agent (American Stock Transfer & Trust Company)(“AST”) so that you can participate in our DRIP Plan. To do this, please contact AST to say that you want to transfer your shares to AST and enroll in KED’s DRIP Plan:

American Stock Transfer & Trust Company, LLC Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (866) 627-2675

2.	If you hold your shares directly with KED’s transfer agent, call or write the transfer agent to say that you want to switch to KED’s DRIP Plan:

American Stock Transfer & Trust Company, LLC Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (866) 627-2675

Questions?

If you have additional questions, please call our Investor Relations department toll-free at 1-877-657-3863.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies as defined in Note 1 — Organization.

As of May 31, 2012, we had total assets of $331.9 million, net assets of $235.2 million (net asset value per share of $22.68), and 10.4 million shares of common stock outstanding. As of May 31, 2012, we held $263.0 million in equity investments and $58.4 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2012

Investment Income.    Investment income totaled $2.5 million for the quarter and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $4.9 million of cash dividends and distributions, of which $3.8 million was treated as a return of capital during the period. During the quarter, we received $1.5 million of interest income, of which $0.4 million was paid-in-kind interest from ProPetro Services, Inc. (“ProPetro”). We also received $0.6 million of paid-in-kind dividends, of which $0.4 million was from VantaCore Partners LP (“VantaCore”). These paid-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $2.4 million, including $1.5 million of investment management fees, $0.6 million of interest expense and $0.3 million of other operating expenses. Interest expense included $0.1 million of amortization of debt issuance costs. Investment management fees were equal to an annual rate of 1.75% of average total assets.

Net Investment Income.    Our net investment income totaled $0.04 million and included a deferred income tax expense of $0.03 million.

Net Realized Gains.    We had net realized gains from investments of $2.9 million, after taking into account a deferred income tax expense of $1.8 million.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $18.2 million. The net change consisted of $28.9 million of unrealized losses from investments and a deferred income tax benefit of $10.7 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $15.3 million. This decrease was comprised of net investment income of $0.04 million; net realized gains of $2.9 million; and net unrealized losses of $18.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$4.9
Paid-In-Kind Dividends and Distributions	0.6
Interest Income	1.1
Paid-In-Kind Interest and Other Income(1)	0.4

Total Distributions and Other Income from Investments	7.0
Expenses
Investment Management Fee	(1.5)
Other Expenses	(0.3)

Total Management Fee and Other Expenses	(1.8)
Interest Expense	(0.5)

Net Distributable Income (NDI)	$4.7

Weighted Average Shares Outstanding	10.4
NDI per Weighted Average Share Outstanding	$0.45

Distributions paid per Common Share(2)	$0.41

(1)	Includes paid-in-kind interest from ProPetro’s senior secured term loan.

(2)	The distribution of $0.41 per share for the second quarter of fiscal 2012 was paid to common stockholders on July 20, 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On June 28, 2012, we declared a quarterly distribution of $0.41 per common share for the fiscal second quarter (a total distribution of $4.3 million). This distribution represents an increase of 5.1% from the prior quarter’s distribution and an increase of 7.9% from the distribution for the quarter ended May 31, 2011. The distribution was paid on July 20, 2012 to common stockholders of record on July 13, 2012.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of PIK distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Our senior secured revolving credit facility (the “Credit Facility”) has a total commitment amount of $85.0 million and matures on March 30, 2014. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $8.5 million limit of borrowing base contribution from any single issuer.

As of May 31, 2012, we had $79.0 million of borrowings under our Credit Facility (at an interest rate of 2.27%), which represented 63.1% of our borrowing base of $125.2 million (69.7% of our borrowing base of $113.4 million attributable to quoted securities). At May 31, 2012, our asset coverage ratio under the Investment Company Act of 1940, as amended (“the 1940 Act”), was 398%.

As of July 19, 2012, we had $80.0 million borrowed under our Credit Facility (at an interest rate of 2.25%), and we had $5.4 million of cash. Our borrowings represented 61.1% of our borrowing base of $131.0 million (67.5% of our borrowing base of $118.4 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $85.0 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

	Public/ Private	Equity/ Debt		Percent of Total Investments* as of
Holding			Sector	May 31, 2012	November 30, 2011
1. Direct Fuels Partners, L.P.	Private	Equity	Midstream	15.7%	13.3%
2. ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	6.3	8.9
3. Crestwood Holdings Partners, LLC	Private	Debt	Midstream	6.2	2.1
4. VantaCore Partners LP	Private	Equity	Aggregates	5.5	5.7
5. Enterprise Products Partners L.P.	Public	Equity	Midstream	5.1	5.2
6. Energy Transfer Equity, L.P.	Public	Equity	Midstream	4.5	2.9
7. Regency Energy Partners LP	Public	Equity	Midstream	3.7	3.5
8. ONEOK Partners, L.P.	Public	Equity	Midstream	3.4	4.7
9. Penn Virginia Resource Partners, L.P.	Public	Equity/Debt	Midstream	3.4	3.6
10. Buckeye Partners, L.P.	Public	Equity	Midstream	2.8	3.7

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.6%
Equity Investments(1) — 111.8%
United States — 111.8%
Public MLP and Other Equity — 76.7%
Alliance Holdings GP, L.P.	66	$2,760
Boardwalk Pipeline Partners, LP	26	675
Buckeye Partners, L.P.	101	4,798
Buckeye Partners, L.P. — Class B Units(2)(3)	98	4,303
Capital Product Partners L.P.	352	2,574
Chesapeake Granite Wash Trust	16	320
Chesapeake Midstream Partners, L.P.	194	4,849
Crestwood Midstream Partners LP	92	2,333
DCP Midstream Partners, LP	211	8,308
El Paso Pipeline Partners, L.P.	216	7,089
Enbridge Energy Partners, L.P.	220	6,434
Energy Transfer Equity, L.P.	403	14,626
Energy Transfer Partners, L.P.	178	7,705
Enterprise Products Partners L.P.	341	16,610
Exterran Partners, L.P.	213	4,212
Global Partners LP	205	4,431
Inergy, L.P.	202	3,453
Kinder Morgan Management, LLC(2)	96	6,802
MarkWest Energy Partners, L.P. (4)	132	6,304
ONEOK, Inc.	39	3,228
ONEOK Partners, L.P.	202	11,053
Penn Virginia Resource Partners, L.P.(4)	347	8,056
PetroLogistics LP(5)	135	1,890
Plains All American Pipeline, L.P.(4)	103	8,070
Regency Energy Partners LP	560	12,050
SandRidge Mississippian Trust II	83	1,684
SandRidge Permian Trust	144	2,874
Targa Resources Corp.	56	2,461
Targa Resources Partners LP	97	3,802
Teekay LNG Partners L.P.	51	1,918
Teekay Offshore Partners L.P.	133	3,673
Tesoro Logistics LP	7	218
The Williams Companies, Inc.	145	4,436
VOC Energy Trust	68	1,294
Western Gas Partners, LP	40	1,781
Williams Partners L.P.	63	3,354

		180,428

Private MLP and Other Private Equity(3)(4) — 35.1%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	41,250
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)	144	2,873
Direct Fuels Partners, L.P. — Class D Preferred Units(7)	324	6,496
Plains All American GP LLC	3	6,817

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Private MLP and Other Private Equity(3)(4) (continued)
ProPetro Services, Inc.(8)	150,097	$7,529
VantaCore Partners LP(2)	1,465	12,084
VantaCore Partners LP — Class A Preferred Units(2)(9)	202	3,239
VantaCore Partners LP — Class B Preferred Units(2)(10)	133	2,335

		82,623

Total Equity Investments (Cost $229,795)		263,051

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 24.8%
United States — 23.6%
Upstream — 4.2%
Aurora Oil & Gas Limited	9.875%	2/15/17	$3,500	3,658
CrownRock LP	10.000	8/15/16	3,250	3,461
EP Energy LLC	9.375	5/1/20	2,750	2,822

				9,941

Midstream — 11.8%
Crestwood Holdings Partners, LLC	(11)	3/26/18	20,000	20,200
Niska Gas Storage Partners LLC	8.875	3/15/18	5,000	4,788
Penn Virginia Resource Partners, L.P.(4)	8.375	6/1/20	2,850	2,850

				27,838

Other Energy — 7.6%
Foresight Energy LLC	9.625	8/15/17	5,000	5,050
ProPetro Services, Inc.(3)(4)(12)	13.000	6/30/13	12,776	12,776

				17,826

Total United States (Cost $79,583)				55,605

Canada — 1.2%
Upstream — 1.2%
PetroBakken Energy Ltd.	8.625	2/1/20	750	763
Southern Pacific Resource Corp.	(13)	1/7/16	1,980	2,020

Total Canada (Cost $2,766)				2,783

Total Debt Investments (Cost $82,349)				58,388

Total Long-Term Investments —136.6% (Cost $312,144)				321,439

Credit Facility				(79,000)
Other Liabilities in Excess of Other Assets				(7,199)

Net Assets				$235,240

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	All or a portion of distributions are paid-in-kind.

(3)	Fair valued and restricted security. See Notes 2, 3 and 9 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

(4)	The Company believes that it is an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”), MarkWest Energy Partners, L.P., Penn Virginia Resource Partners, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”) and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

(5)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(7)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit. See Note 9 — Restricted Securities.

(8)	Security is non-income producing.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(10)	The VantaCore Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012 — after one year of issuance — the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference. See Note 9 — Restricted Securities.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 825 basis points with a 1.5% LIBOR floor (9.75% as of May 31, 2012).

(12)	Fixed rate first lien term loan. The security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of 13.00%. See Note 2 — Investment Income.

(13)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of May 31, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $184,577)	$200,760
Affiliated (Cost — $127,567)	120,679

Total investments (Cost — $312,144)	321,439
Cash	2,024
Income tax receivable	332
Receivable for securities sold	1,178
Interest, dividends and distributions receivable	833
Other receivable	5,030
Debt issuance costs, prepaid expenses and other assets	1,042

Total Assets	331,878

LIABILITIES
Credit facility	79,000
Deferred income tax liability	15,397
Payable for securities purchased	157
Investment management fee payable	1,501
Accrued directors’ fees and expenses	72
Accrued expenses and other liabilities	511

Total Liabilities	96,638

NET ASSETS	$235,240

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,372,420 shares issued and outstanding)	$10
Paid-in capital	200,117
Accumulated net investment loss, net of income taxes, less dividends	(28,845)
Accumulated net realized gains on investments, net of income taxes	58,453
Net unrealized gains on investments, net of income taxes	5,505

NET ASSETS	$235,240

NET ASSET VALUE PER SHARE	$22.68

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$2,545	$5,220
Affiliated investments	2,329	4,484

Total dividends and distributions	4,874	9,704
Return of capital	(3,836)	(6,813)

Net dividends and distributions	1,038	2,891
Interest and other income — non-affiliated investments	1,051	1,990
Interest — affiliated investments	425	939

Total investment income	2,514	5,820

Expenses
Investment management fees	1,501	2,990
Professional fees	134	270
Directors’ fees and expenses	76	152
Insurance	26	53
Administration fees	22	47
Custodian fees	11	25
Other expenses	65	158

Total expenses — before interest expense	1,835	3,695
Interest expense	602	1,171

Total expenses	2,437	4,866

Net Investment Income — Before Income Taxes	77	954
Deferred income tax expense	(33)	(357)

Net Investment Income	44	597

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	4,676	7,375
Investments — affiliated	(9)	240
Deferred income tax expense	(1,757)	(2,848)

Net Realized Gains	2,910	4,767

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(22,369)	(2,505)
Investments — affiliated	(6,536)	1,302
Deferred income tax benefit	10,697	450

Net Change in Unrealized Losses	(18,208)	(753)

Net Realized and Unrealized Gains (Losses)	(15,298)	4,014

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,254)	$4,611

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment income	$597		$2,564
Net realized gains	4,767		49,389
Net change in unrealized losses	(753)		(12,284)

Net Increase in Net Assets Resulting from Operations	4,611		39,669

DIVIDENDS AND DISTRIBUTIONS
Dividends	(8,073	)(1)	(14,107	)(2)
Distributions — return of capital	—	(1)	—	(2)

Dividends and Distributions	(8,073)		(14,107)

CAPITAL STOCK TRANSACTIONS
Issuance of 29,690 and 76,070 shares of common stock from reinvestment of dividends and distributions	672		1,427

Total Increase (Decrease) in Net Assets	(2,790)		26,989

NET ASSETS
Beginning of period	238,030		211,041

End of period	$235,240		$238,030

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2012 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2011 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,611
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of long-term investments	(86,621)
Proceeds from sale of long-term investments	84,646
Net realized gains on investments	(7,615)
Return of capital distributions	6,813
Net unrealized losses on investments	1,203
Accretion of bond discount, net	(23)
Decrease in receivable for securities sold	21
Decrease in interest, dividends and distributions receivable	181
Amortization of deferred debt issuance costs	220
Decrease in prepaid expenses and other assets	39
Increase in deferred income tax liability	2,755
Decrease in payable for securities purchased	(261)
Increase in investment management fee payable	115
Decrease in accrued directors’ fees and expenses	(1)
Decrease in accrued expenses and other liabilities	(175)

Net Cash Provided by Operating Activities	5,908

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	2,000
Cash distributions paid to stockholders	(7,401)

Net Cash Used in Financing Activities	(5,401)

NET CHANGE IN CASH	507
CASH — BEGINNING OF PERIOD	1,517

CASH — END OF PERIOD	$2,024

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $672 for the six months ended May 31, 2012.

During the six months ended May 31, 2012, there were no federal or state income taxes paid. Interest paid was $925.

During the six months ended May 31, 2012, the Company received $1,393 of paid-in-kind dividends and distributions and $853 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)	For the Year Ended November 30,					For the Period September 21, 2006 through November 30, 2006
		2011	2010	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	0.06	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	0.39	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	0.45	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(0.78)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.78)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$22.68	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$23.28	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	19.2%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7)%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Year Ended November 30,					For the Period September 21, 2006 through November 30, 2006
			2011	2010	2009	2008	2007
Supplemental Data and Ratios(5)
Net assets, end of period	$235,240		$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.4%		2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.6		0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.0		3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	1.0		0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	4.0		3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	2.2		10.0	16.3	6.9	— (6)	0.8	—

Total expenses(7)	6.2%		13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	0.5%		1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	1.9	%(8)	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	25.7	%(8)	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$244,669		$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,355,486		10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facility	$78,437		$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	397.8%		409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$7.57		$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented for the six months ended May 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(7)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company (“BDC”) under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets each quarter to consider valuations presented by KAFA, if any, which were made in accordance with valuation procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. As of May 31, 2012, the independent valuation firm performed limited procedures on investments in five portfolio companies and a receivable associated with the sale of its investment in International Resource Partners LP (“IRP”), comprising approximately 31.6% of total assets. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

At May 31, 2012, the Company held 44.5% of its net assets applicable to common stockholders (31.6% of total assets) in securities and an other receivable that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities ($99,702) and the other receivable ($5,030) at May 31, 2012 was $104,732. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2012, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Company estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions from the Company’s private and public investments, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Distributions from private MLPs	$1,974	$3,798
Distributions from public MLPs and dividends from other public equity investments	2,900	5,906

Total dividends and distributions from investments	$4,874	$9,704

Distributions from private MLPs — % return of capital	47%	45%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	85%	87%
Total dividends and distributions — % return of capital	79%	70%
Return of capital — attributable to net realized gains (losses)	$638	$1,339
Return of capital — attributable to net change in unrealized gains (losses)	3,198	5,474

Total return of capital	$3,836	$6,813

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the six months ended May 31, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the three and six months ended May 31, 2012, the Company recognized $415 and $853 of paid-in-kind interest, which increased the outstanding principal of the Company’s first lien debt investment in ProPetro Services, Inc. (“ProPetro”). As a result of the debt restructurings that were completed on January 28, 2011 and February 1, 2012 and substantially improved operating results, the Company expects to be repaid the full face value plus accrued interest when the notes mature on June 30, 2013.

The Company receives dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Kinder Morgan Management, LLC and VantaCore Partners LP. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During the three and six months ended May 31, 2012, the Company received the following paid-in-kind dividends.

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Buckeye Partners, L.P. (Class B Units)	$100	$198
Kinder Morgan Management, LLC	113	221
VantaCore Partners LP	424	974

Total stock dividends	$637	$1,393

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2008 to the present remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2012, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$263,051	$176,125	$—	$86,926
Debt investments	58,388	—	45,612	12,776
Other receivable(1)	5,030	—	—	5,030

Total assets at fair value	$326,469	$176,125	$45,612	$104,732

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(1)	On April 18, 2011, the Company completed its sale of IRP to James River. A portion of the total consideration was placed in escrow with the balance being paid in cash. The other receivable, included on the Company’s statement of assets and liabilities, represents the estimated fair value of its portion of the escrow ($5,030) at May 31, 2012. Proceeds will be released from the escrow upon satisfaction of certain post-closing obligations or the expiration of certain time periods (set to expire on June 18, 2012). In early June 2012, James River made claims and contingent claims representing a significant portion of the escrow. The Company believes that substantially all of these claims are without merit and that the estimated fair value reflects the most likely settlement of those claims.

The Company did not have any liabilities that were measured at fair value on a recurring basis at May 31, 2012. For the six months ended May 31, 2012, there were no transfers between Level 1 and Level 2.

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2012.

Three Months Ended May 31, 2012	Total	Other Receivable(2)	Debt	Equity
Balance — February 29, 2012	$111,095	$5,030	$12,361	$93,704
Sales	—	—	—	—
Realized gains (losses)	—	—	—	—
Unrealized gains (losses), net(1)	(6,887)	—	415	(7,302)
Purchases	—	—	—	—
Issuances	524	—	—	524
Transfer out	—	—	—	—
Settlements	—	—	—	—

Balance — May 31, 2012	$104,732	$5,030	$12,776	$86,926

Six Months Ended May 31, 2012	Total	Other Receivable(2)	Debt	Equity
Balance — November 30, 2011	$108,709	$5,030	$11,923	$91,756
Sales	—	—	—	—
Realized gains (losses)	—	—	—	—
Unrealized gains (losses), net(1)	(2,435)	—	853	(3,288)
Purchases	—	—	—	—
Issuances	1,172	—	—	1,172
Transfer out	(2,714)	—		(2,714)
Settlements	—	—	—	—

Balance — May 31, 2012	$104,732	$5,030	$12,776	$86,926

(1)	The $6,887 and $2,435 of unrealized losses relate to investments that are still held at May 31, 2012, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

(2)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

The issuances of $524 and $1,172 for the three and six months ended May 31, 2012 relate to the Class A Preferred Units of VantaCore and the Class B Units of Buckeye Partners, L.P. The Company’s investment in the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the six months ended May 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), (iii) yield analysis, (iv) discounted cash flow analysis and (v) liquidation analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such investment. Typically, the Company’s analysis focuses on the ratio of enterprise value to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is commonly referred to as an EV/EBITDA multiple and the ratio of equity market value to distributable cash flow (“DCF”) which is commonly referred to as a EMV/DCF multiple. For example if a portfolio company’s enterprise value was seven times larger than its current or projected EBITDA, the company has an EV/EBITDA multiple of 7x. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of liquidity in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such investment. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The yield analysis utilizes yields of equity and debt securities for publicly traded companies in a similar line of business as the portfolio investment to estimate the fair value of such investment. The yield of an investment represents the annual interest or distribution earned from the investment divided by such investment’s market value. In the case of common unit / common equity investments, the analysis focuses on current and expected distribution yields of similar publicly traded companies (as estimated by third party and internal sources). Based on this data, the Company selects a range of yields and applies such range of yields to the portfolio company’s distribution estimates to calculate the portfolio company’s equity value. When calculating the portfolio company’s value, the Company applies a discount (in the form of a higher yield) for the size of the portfolio

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

company and the lack of liquidity in the portfolio company’s securities. In the case of debt and preferred equity investments, the analysis is focused on current market yields and credit spreads for similar debt and preferred investments. The Company selects a range of yields based on available market data and applies such range to the interest or preferred dividends paid on such portfolio company security.

The discounted cash flow analysis is used to estimate the enterprise value and equity value for the portfolio company. When estimating enterprise value, the Company uses the estimated unlevered cash flows for the portfolio company. When estimating equity value, the Company uses DCF for such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital when calculating the enterprise value and a required equity rate of return when calculating equity value). For the Company’s preferred investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

The liquidation analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of a debt instrument. The Company’s analysis estimates the portfolio company’s enterprise value (based on EV/EBITDA multiples) assuming the portfolio company is liquidated in an M&A transaction. The estimated enterprise value is used to calculate an expected recovery amount on the Company’s debt investment.

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and unlevered cash flow). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on expected operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return.

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates may result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of May 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$4,303	- Discount to publicly traded	- Initial discount	12.4%	12.4%	12.4%
public companies		securities
(PIPE)			- Initial restricted period	957 days	957 days	957 days

Equity securities of	67,680	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2012E EBITDA	3.0x	20.5x	9.8x
common units /			EV / 2013E EBITDA	3.0x	17.0x	9.2x
common equity			EMV / 2012E DCF	10.0x	12.0x	10.6x
			EMV / 2013E DCF	9.0x	11.0x	9.6x
			- Discount for size and liquidity	7.5%	25.0%	14.4%
		- M&A company analysis	- Selected EV / EBITDA multiples	3.0x	17.0x	8.5x
		- Yield analysis	- Yields for peer securities	8.0%	10.0%	8.9%
		- Discounted cash flow	- Weighted average cost of capital	18.0%	22.0%	20.0%
			- Equity rate of return	18.0%	22.0%	20.0%

Equity securities of	14,943	- Yield analysis	- Yields for peer securities	11.6%	15.6%	13.4%
private companies –		- Discounted cash flow	- Selected rates of return	12.0%	16.3%	13.7%
preferred units

Debt securities of private companies	12,776	- Liquidation analysis	- Selected EV / EBITDA multiples	3.0x	4.0x	3.5x
		- Discounted cash flow	- Weighted average cost of capital	18.0%	22.0%	20.0%

Other receivable(1)	5,030	- Estimated recoverable	- Estimated claims against escrow	20.0%	20.0%	20.0%

Total	$104,732

(1)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any. Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of May 31, 2012
Income tax receivable	$332

Deferred tax asset:
Organizational costs	$15
Net operating loss carryforward — Federal	1,503
Net operating loss carryforward — State	127
Deferred tax liabilities:
Net unrealized gains on investment securities	(12,783)
Basis reductions resulting from estimated return of capital	(4,259)

Total net deferred tax liability	$(15,397)

At May 31, 2012, the Company had an income tax receivable of $332. The receivable is the result of the Company’s estimated income tax payments being greater than its tax liability at May 31, 2012. The Company intends to file for refunds with the respective jurisdictions and expects to receive the amount of the receivable in the fiscal third quarter of 2012.

At May 31, 2012 the Company has an estimated federal net operating loss carryforward of $4,423 (deferred tax asset of $1,503). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, the $4,423 of net operating loss carryforwards will expire in 2033. In addition, the Company has an estimated state net operating loss carryforwards which totals approximately $4,423 (deferred tax asset of $127). The majority of the state net operating loss carryforwards expires in 2033.

As of May 31, 2012, the identified cost of investments for federal income tax purposes was $292,704. The cost basis of investments includes a $19,440 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at May 31, 2012. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of May 31, 2012
Gross unrealized appreciation of investments	$63,270
Gross unrealized depreciation of investments	(34,535)

Net unrealized appreciation of investments	$28,735

Components of the Company’s income tax benefit (expense) were as follows:

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
Deferred income tax expense — net investment income	$(33)	$(357)
Deferred income tax expense — realized gains	(1,757)	(2,848)
Deferred income tax benefit — unrealized losses	10,697	450

Income tax benefit (expense)	$8,907	$(2,755)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2012, as follows:

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
Computed federal income tax at 35%	$8,457	$(2,578)
State income tax, net of federal tax	450	(138)
Other, net	—	(39)

Total income tax benefit (expense)	$8,907	$(2,755)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 31, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2008 to the present remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. In October 2011, the Company renewed its agreement with KAFA for a period of one year, which expires on October 2, 2012. The agreement may be renewed annually upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act).

Investment Management Fee. The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three and six months ended May 31, 2012 were $1,501 and $2,990.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partner has no rights with respect to influencing the management of the partnership such as through participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company does not believe that many of the particular limited partnership interests in which it invests should be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

As of May 31, 2012, the Company believes that MarkWest Energy Partners, L.P. and Penn Virginia Resource Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Affiliated Investments.

Direct Fuels Partners, L.P. — At May 31, 2012, the Company held a 39.9% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it is an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in PAA. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At May 31, 2012, the Company held 19.1% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At May 31, 2012, the Company held a 31.2% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As of May 31, 2012, the Company held no derivative instruments, and during the six months ended May 31, 2012, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the six months ended May 31, 2012, the Company purchased and sold securities in the amount of $86,621 and $84,646 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units or Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	6/10/11	(2)	98	$5,002	$4,303	$43.83	1.8%	1.3%
Direct Fuels Partners, L.P. (3)
Class A Common Units	6/11/07	(4)	2,500	40,503	41,250	16.50	17.5	12.4
Class A Convertible Preferred Units(5)	5/14/09	(4)	96	1,952	1,929	20.00	0.8	0.6
Class B Convertible Preferred Units(5)	8/25/09	(4)	27	538	538	20.00	0.2	0.2
Class C Convertible Preferred Units(5)	11/20/09	(4)	20	408	406	20.00	0.2	0.1
Class D Preferred Units(6)	(7)	(4)	324	6	6,496	20.05	2.8	2.0
Plains All American GP LLC(8)
Common Units	(7)	(4)	3	4,645	6,817	1,957	2.9	2.1
ProPetro Services, Inc.
Common Shares	2/15/07	(4)	150,097	13	7,529	0.05	3.2	2.3
Secured Term Loan	2/15/07	(4)	$12,776	38,065	12,776	n/a	5.4	3.8
VantaCore Partners LP(9)(10)(11)
Class A Common Units	(7)	(4)	1,465	20,447	12,084	8.25	5.2	3.6
Class A Preferred Units	(7)	(4)	202	—	3,239	16.00	1.4	1.0
Class B Preferred Units	8/3/11	(4)	133	1,833	2,335	17.50	1.0	0.7

Total				$113,412	$99,702		42.4%	30.1%

Level 2 Investments(12)
Senior Notes
Aurora Oil & Gas Limited	2/1/12	(2)	$3,500	$3,451	$3,658	n/a	1.5%	1.1%
CrownRock LP	8/12/11	(4)	3,250	3,039	3,461	n/a	1.5	1.0
EP Energy LLC	4/10/12	(4)	2,750	2,750	2,822	n/a	1.2	0.9
Foresight Energy LLC	8/6/10	(4)	5,000	4,974	5,050	n/a	2.1	1.5
Penn Virginia Resource Partners, L.P.	5/11/12	(2)	2,850	2,862	2,850	n/a	1.2	0.9
PetroBakken Energy Ltd.	1/25/12	(2)	750	746	763	n/a	0.3	0.2
Secured Term Loan
Crestwood Holdings Partners, LLC	3/20/12	(4)	20,000	19,700	20,200	n/a	8.6	6.1
Southern Pacific Resource Corp.	5/5/11	(2)	1,980	2,020	2,020	n/a	0.9	0.6

Total				$39,542	$40,824		17.3%	12.3%

Total of all restricted securities				$152,954	$140,526		59.7%	42.4%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Unregistered or restricted security of a publicly traded company.

(3)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(4)	Unregistered security of a private company.

(5)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(6)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units.

(7)	Security was acquired at various dates during the six months ended May 31, 2012 and/or in prior years.

(8)	In determining the fair value for Plains All American GP LLC (“PAA GP”), the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors (see Note 6 — Agreements and Affiliations — for more detail). Certain private investment funds managed by KACALP may value their investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(9)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(10)	The VantaCore Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(11)	The VantaCore Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012 — after one year of issuance — the holders of Class B Preferred Units will receive 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(12)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Credit Facility

As of May 31, 2012, the Company’s amended and restated senior secured revolving credit facility (the “Credit Facility”) has a total commitment amount of $85,000 and a maturity date of March 30, 2014 with a syndicate of lenders. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $85,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Credit Facility restricts the Company in the amount of distributions the Company may pay to stockholders to no more than the amount of Distributable Cash Flow for the current quarter and prior three quarters. As of May 31, 2012, the Company had $79,000 borrowed under its Credit Facility (at an interest rate of 2.27%), which represented 63.1% and 69.7% of its borrowing base and quoted borrowing base of $125,154 and $113,354, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $85,000 and its borrowing base.

As of May 31, 2012, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the six months ended May 31, 2012 were as follows:

Shares outstanding at November 30, 2011	10,342,730
Shares issued through reinvestment of dividends and distributions	29,690

Shares outstanding at May 31, 2012	10,372,420

12.	Subsequent Events

On June 8, 2012, one of the Company’s private portfolio investments, VantaCore, purchased a large limestone quarry in southwestern Pennsylvania. On this date, the Company purchased $4,821 in Common Units (689 units).

On June 28, 2012, the Company declared its quarterly distribution of $0.41 per common share for the fiscal second quarter for a total of $4,253. The distribution was paid on July 20, 2012 to stockholders of record on July 13, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $434 was reinvested into the Company through the issuance of 19,175 shares of common stock.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KED does not jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (888) 533-1232;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 533-1232, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 28, 2012, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 11,2012 (the “Record Date”), the Company had 10,372,420 outstanding shares of common stock, each of which was entitled to cast one vote. Represented in person or by proxy at this Meeting were a total of 8,562,547 shares of common stock, constituting a quorum.

(i)	The election of Kevin S. McCarthy and William L. Thacker as Class III directors, each to serve for a term of three years until the Company’s 2015 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of each of Mr. McCarthy and Mr. Thacker as a Class III Director requires the affirmative vote of the holders of a majority of shares of the Company’s common stock outstanding as of the Record Date. For the purposes of determining whether the majority of the votes entitled to be cast by the common stockholders has elected a nominee, each common share is entitled to one vote.

a.	In the election of Mr. McCarthy, 8,356,898 shares were cast in favor, and 205,649 withheld authority.

b.	In the election of Mr. Thacker, 8,433,736 shares were cast in favor, and 128,811 shares withheld authority.

As a result of the vote on this matter, Kevin S. McCarthy and William L. Thacker were each elected to serve as directors of the Company for a 3-year term.

Albert L. Richey and Robert V. Sinnott continued as directors, and their terms expire on the date of the 2013 annual meeting of stockholders. William R. Cordes and Barry R. Pearl continued as directors, and their terms expire on the date of the 2014 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2012.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this proposal, 8,391,844 shares of common stock voted in favor, 121,865 shares of common stock voted against, 48,835 shares of common stock abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a price below net asset value per share, effective for a period expiring on the date of the Company’s 2013 annual meeting of stockholders.

The approval of this proposal requires both of the following:

a.	The affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, which may not reflect the underlying beneficial owners. With respect to this requirement, 11 holders of common stock voted in favor, no holders of common stock voted against, 1 holder of common stock abstained, and there were no broker non-votes out of 12 total common stock holders.

b.	The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock outstanding as of the Record Date. With respect to this requirement, 2,823,518 shares were cast in favor, 970,316 shares were cast against, 68,110 shares abstained, and there were 4,700,603 broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 30, 2012	By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: July 30, 2012	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.